EXHIBIT L
NUMBER OF SHARES OUTSTANDING
FOR EACH CLASS OF EACH FUND
AS OF THE RECORD DATE

___________________________

NEUBERGER BERMAN EQUITY FUNDS
___________________________

		Shares
Fund	Class	Outstanding
Neuberger Berman Century Fund	Investor	1,598,562.438
Neuberger Berman Climate Change Fund	Institutional	239,851.367
	A	235,174.954
	C	20,619.308
Neuberger Berman Emerging Markets	Institutional	288,286.093
Equity Fund	A	11,151.714
	C	10,273.318
Neuberger Berman Equity Income Fund	Institutional	9,176.390
	A	3,026,019.632
	C	143,117.967
Neuberger Berman Focus Fund	Investor	34,662,710.232
	Trust	2,342,745.090
	Advisor	1,318,938.913
Neuberger Berman Genesis Fund	Investor	64,216,928.314
	Trust	96,816,031.443
	Advisor	18,840,826.307
	Institutional	97,777,750.766
Neuberger Berman Global Real Estate Fund	Institutional	485,955.835
	A	554,909.045
	C	11,877.852
Neuberger Berman Guardian Fund	Investor	82,194,221.454
	Trust	8,495,944.737
	Advisor	55,972.917
Neuberger Berman International Fund	Investor	17,660,706.327
	Trust	17,479,597.953
Neuberger Berman International	Institutional	35,424,656.512
Institutional Fund

		Shares
Fund	Class	Outstanding
Neuberger Berman International Large Cap	Trust	3,695,812.331
Fund	Institutional	10,825,458.843
	A	215,278.930
	C	16,185.057
Neuberger Berman Large Cap Disciplined	Institutional	277,397.843
Growth Fund	A	3,478,739.265
	C	1,716,476.635
Neuberger Berman Mid Cap Growth Fund	Investor	40,015,321.888
	Trust	835,224.391
	Advisor	247,484.923
	Institutional	9,632,085.569
Neuberger Berman Partners Fund	Investor	66,038,269.530
	Trust	41,205,727.813
	Advisor	28,824,974.691
	Institutional	6,384,683.877
Neuberger Berman Real Estate Fund	Trust	6,512,231.949
	Institutional	61,695.299
Neuberger Berman Regency Fund	Investor	4,877,510.389
	Trust	4,708,237.611
Neuberger Berman Select Equities Fund	Institutional	42,779.782
	A	2,620,401.034
	C	306,440.102
Neuberger Berman Small Cap Growth Fund	Investor	15,119,186.042
	Trust	1,992,094.237
	Advisor	1,130,875.650
	Institutional	343,646.709
Neuberger Berman Small and Mid Cap	Trust	724,606.179
Growth Fund
Neuberger Berman Socially Responsive Fund	Investor	31,973,154.317
	Trust	22,719,844.381
	Institutional	3,273,831.095

__________________________

LEHMAN BROTHERS INCOME FUNDS
__________________________

		Shares
Fund	Class	Outstanding
Neuberger Berman California	Investor	1,252,542.550
Tax-Free Money Fund
Neuberger Berman Cash Reserves	Investor	1,112,923,757.523
Neuberger Berman Core Bond Fund	Investor	3,616,837.202
	Institutional	3,240,773.457
	A	27,697.580
	C	25,058.355
Neuberger Berman Government Money Fund	Investor	2,514,902,942.776
Neuberger Berman High Income Bond Fund	Investor	31,704,205.661
Neuberger Berman Municipal Money Fund	Investor	466,501,997.520
Neuberger Berman Municipal Securities Trust	Investor	2,431,072.521
Neuberger Berman New York Municipal	Investor	484,383,944.690
Money Fund
Neuberger Berman Short Duration Bond Fund	Investor	7,078,561.670
	Trust	1,136,637.418
Neuberger Berman Strategic Income Fund	Trust	93,182.098
	Institutional	529,782.433
	A	357,520.756
	C	89,527.979
Neuberger Berman Tax-Free Money Fund	Reserve	559,546,434.200

____________________________

LEHMAN BROTHERS INSTITUTIONAL LIQUIDITY FUNDS
____________________________

		Shares
Fund	Class	Outstanding
Neuberger Berman Treasury Fund	Institutional	1,350,854,050.560
Prime Portfolio	Institutional	19,394,230.020
	Service	5,772,484.140
	Premier	22,667,078.170

_____________________________

NEUBERGER BERMAN INSTITUTIONAL LIQUIDITY SERIES
_____________________________

		Shares
Fund	Class	Outstanding
Neuberger Berman Institutional Cash Fund	Trust	2,077,313,623.510
Neuberger Berman Prime Money Fund	Trust	867,931,782.900

Neuberger Berman Management LLC 605 Third Avenue 2nd floor New York, New York 10158-0180 www.nb.com

NBMF 01/09
J0015 01/09

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting: The Proxy Statement is available at www.proxyweb.com

To vote by Telephone 1) Read the Proxy Statement 2) Call toll-free 1-888-221-0697 3) Follow the recorded instructions	To vote by Internet 1) Read the Proxy Statement 2) Go to www.proxyweb.com 3) Follow the on-line instructions	To vote by Mail 1) Read the Proxy Statement 2) Check the appropriate boxes on reverse 3) Sign, date and return the Proxy Card in the envelope provided
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

999 999 999 999 99	!

FUND NAME PRINTS HERE FUND NAME PRINTS HERE	PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS ON MARCH 16, 2009

The undersigned appoints as proxies Robert Conti, Owen F. McEntee, Jr. and Claudia A. Brandon, and each of them (with power of substitution), to vote all the undersigned’s shares in the Neuberger Berman Equity Funds, Lehman Brothers Income Funds, Lehman Brothers Institutional Liquidity Funds and Neuberger Berman Institutional Liquidity Series at the Special Meeting of Shareholders to be held on March 16, 2009, at 2:00 p.m. Eastern Time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments or postponements thereof (“Meeting”), with all the power the undersigned would have if personally present.

Receipt of the Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy card. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF NEUBERGER BERMAN EQUITY FUNDS, LEHMAN BROTHERS INCOME FUNDS, LEHMAN BROTHERS INSTITUTIONAL LIQUIDITY FUNDS AND NEUBERGER BERMAN INSTITUTIONAL LIQUIDITY SERIES.

i
Date:___________________, 2009

	Signature (owner, joint owners, trustee, custodian, etc.)	(Please sign in the box)

Please sign exactly as your name appears hereon. If shares are held in the name of joint owners, either owner may sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

i	i	NB - F

The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS SPECIFIED BELOW. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Your vote is important no matter how many shares you own. If you are not voting by telephone or internet, please sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

i	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒	i
PLEASE DO NOT USE FINE POINT PENS.

This proxy card is valid only when signed and dated.	FOR	AGAINST	ABSTAIN

1.    All Funds (except Neuberger Berman California Tax-Free Money Fund, Neuberger Berman Global Real Estate Fund and Prime Portfolio): To approve a new Management Agreement between each Trust, on behalf of each Fund, and a newly-formed entity that will acquire the assets of Neuberger Berman Management LLC (“New NB Management”), to become effective upon consummation of the proposed acquisition (the “Proposed Acquisition”) described in the Proxy Statement.

	☐	☐	☐

2.    For the Funds that are series of Neuberger Berman Equity Funds (except Neuberger Berman Global Real Estate Fund): To approve a new Sub-Advisory Agreement with respect to the Neuberger Berman Equity Funds and its Funds between New NB Management and Neuberger Berman, LLC (“NB LLC”), or a newly-formed entity that will acquire substantially all of the assets of NB LLC, to become effective upon consummation of the Proposed Acquisition.

	☐	☐	☐

3.    For the Funds that are series of Lehman Brothers Income Funds, Lehman Brothers Institutional Liquidity Funds and Neuberger Berman Institutional Liquidity Series (except Neuberger Berman California Tax-Free Money Fund and Prime Portfolio): To approve a new Sub-Advisory Agreement with respect to each of Lehman Brothers Income Funds, Lehman Brothers Institutional Liquidity Funds, Neuberger Berman Institutional Liquidity Series and their Funds, between New NB Management and Lehman Brothers Asset Management LLC, to become effective upon consummation of the Proposed Acquisition.

	☐	☐	☐

4. All Funds: To approve the election of Trustees to the Board of Trustees of each Trust.

	Nominees:				FOR ALL Nominees Listed	WITHHOLD AUTHORITY To Vote For All Nominees Listed	FOR ALL Except As Noted At Left

	(01) Joseph V. Amato (02) John Cannon (03) Faith Colish (04) Robert Conti	(05) Martha C. Goss (06) C. Anne Harvey (07) Robert A. Kavesh (08) Michael M. Knetter	(09) Howard A. Mileaf (10) George W. Morriss (11) Edward I. O’Brien (12) Jack L. Rivkin	(13) Cornelius T. Ryan (14) Tom D. Seip (15) Candace L. Straight (16) Peter P. Trapp	☐	☐	☐

*	Instruction: To withhold your vote for any individual nominee(s), mark “For All Except” box and write the nominee’s number(s) on the line provided below.

i			If you plan to attend the Meeting, please call 1-800-877-9700.			NB - B	i
PLEASE SIGN AND DATE ON THE REVER SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
This form is your EzVote Consolidated Proxy. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the reverse side of the form.

999 999 999 999 99	ç	PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS ON MARCH 16, 2009

The undersigned appoints as proxies Robert Conti, Owen F. McEntee, Jr. and Claudia A. Brandon, and each of them (with power of substitution), to vote all the undersigned’s shares in the Neuberger Berman Equity Funds, Lehman Brothers Income Funds, Lehman Brothers Institutional Liquidity Funds and Neuberger Berman Institutional Liquidity Series at the Special Meeting of Shareholders to be held on March 16, 2009, at 2:00 p.m. Eastern Time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments or postponements thereof (“Meeting”), with all the power the undersigned would have if personally present.

Receipt of the Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy card. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF NEUBERGER BERMAN EQUITY FUNDS, LEHMAN BROTHERS INCOME FUNDS, LEHMAN BROTHERS INSTITUTIONAL LIQUIDITY FUNDS AND NEUBERGER BERMAN INSTITUTIONAL LIQUIDITY SERIES.

The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

ê
Date ___________________, 2009

Signature (owner, joint owners, trustee, custodian, etc.) (Please sign in the box)

Please sign exactly as your name appears hereon. If shares are held in the name of joint owners, either owner may sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

ê	ê
NB - EZ
▼IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS ▼

THREE EASY WAYS TO VOTE
	To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Consolidated Proxy Card at hand	1)	Read the Proxy Statement and have the Consolidated Proxy Card at hand	1)	Read the Proxy Statement
2)	Call 1-888-221-0697	2)	Go to www.proxyweb.com	2)	Check the appropriate boxes on the reverse side
3)	Follow the recorded instructions	3)	Follow the on-line instructions	3)	Sign and date the Proxy Card
				4)	Return the Proxy Card in the envelope provided

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting: The Proxy Statement is available at www.proxyweb.com

INDIVIDUAL BALLOTS

On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of your accounts. If you would wish to vote each of these accounts separately, sign in the signature box below, mark each individual ballot to indicate your vote, detach the form at the perforation above and return the individual ballots portion only.

NOTE: If you choose to vote each account separately, do not return the Consolidated Proxy Card above.
ê
Date: ___________________, 2009 Signature (owner, joint owners, trustee, custodian, etc.) (Please sign in the box)

Please sign exactly as your name appears hereon. If shares are held in the name of joint owners, either owner may sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

ê	NB - IND

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.
ê	ê

Your vote is important no matter how many shares you own. If you are not voting by telephone or internet, please sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

		FOR	AGAINST	ABSTAIN

1.

All Funds (except Neuberger Berman California Tax-Free Money Fund, Neuberger Berman Global Real Estate Fund and Prime Portfolio): To approve a new Management Agreement between each Trust, on behalf of each Fund, and a newly- formed entity that will acquire the assets of Neuberger Berman Management LLC (“New NB Management”), to become effective upon consummation of the proposed acquisition (the “Proposed Acquisition”) described in the Proxy Statement.

		☐	☐	☐

2.

For the Funds that are series of Neuberger Berman Equity Funds (except Neuberger Berman Global Real Estate Fund): To approve a new Sub-Advisory Agreement with respect to the Neuberger Berman Equity Funds and its Funds between New NB Management and Neuberger Berman, LLC (“NB LLC”), or a newly-formed entity that will acquire substantially all of the assets of NB LLC, to become effective upon consummation of the Proposed Acquisition.

		☐	☐	☐

3.

For the Funds that are series of Lehman Brothers Income Funds, Lehman Brothers Institutional Liquidity Funds and Neuberger Berman Institutional Liquidity Series (except Neuberger Berman California Tax-Free Money Fund and Prime Portfolio): To approve a new Sub-Advisory Agreement with respect to each of Lehman Brothers Income Funds, Lehman Brothers Institutional Liquidity Funds, Neuberger Berman Institutional Liquidity Series and their Funds, between New NB Management and Lehman Brothers Asset Management LLC, to become effective upon consummation of the Proposed Acquisition.

		☐	☐	☐

4.	All Funds: To approve the election of Trustees to the Board of Trustees of each Trust.	FOR ALL Nominees Listed	WITHHOLD AUTHORITY To Vote For All Nominees Listed	FOR ALL Except As Noted At Left

Nominees:

(01) Joseph V. Amato
(02) John Cannon
(03) Faith Colish
(04) Robert Conti
(05) Martha C. Goss
(06) C. Anne Harvey
(07) Robert A. Kavesh
(08) Michael M. Knetter
(09) Howard A. Mileaf
(10) George W. Morriss
(11) Edward I. O’Brien
(12) Jack L. Rivkin
(13) Cornelius T. Ryan
(14) Tom D. Seip
(15) Candace L. Straight
(16) Peter P. Trapp

		☐	☐	☐

* Instruction: To withhold your vote for any individual nominee(s), mark “For All Except” box and write the nominee’s number(s) on the line provided below.

ê	PLEASE SIGN AND DATE ON THE REVERSE SIDE.	NB - EZ	ê

▼IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS ▼

INDIVIDUAL FORMS
NOTE: IF YOU HAVE USED THE CONSOLIDATED PROXY CARD ABOVE, DO NOT VOTE THE INDIVIDUAL FORMS BELOW.

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
	ANYTOWN, MA 02030	999 999 999 999 99 ←

FUND NAME PRINTS HERE
TRUST NAME PRINTS HERE
		For	Against	Abstain
1.	To approve a new Management Agreement	☐	☐	☐
2.	To approve a new Sub-Advisory Agreement	☐	☐	☐
3.	To approve a new Sub-Advisory Agreement	☐	☐	☐
4.	Election of Trustees to the Board of Trustees of each Trust. (See Instructions and Nominee list	For All	Withhold Authority	For All Except
on consolidated ballot.)
	* EXCEPT____________________________	☐	☐	☐
000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
	ANYTOWN, MA 02030	999 999 999 999 99 ←

FUND NAME PRINTS HERE
TRUST NAME PRINTS HERE
		For	Against	Abstain
1.	To approve a new Management Agreement	☐	☐	☐
2.	To approve a new Sub-Advisory Agreement	☐	☐	☐
3.	To approve a new Sub-Advisory Agreement	☐	☐	☐
4.	Election of Trustees to the Board of Trustees of each Trust. (See Instructions and Nominee list	For All	Withhold Authority	For All Except
on consolidated ballot.)
	* EXCEPT____________________________	☐	☐	☐

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
	ANYTOWN, MA 02030	999 999 999 999 99 ←

FUND NAME PRINTS HERE
TRUST NAME PRINTS HERE
		For	Against	Abstain
1.	To approve a new Management Agreement	☐	☐	☐
2.	To approve a new Sub-Advisory Agreement	☐	☐	☐
3.	To approve a new Sub-Advisory Agreement	☐	☐	☐
4.	Election of Trustees to the Board of Trustees of each Trust. (See Instructions and Nominee list	For All	Withhold Authority	For All Except
on consolidated ballot.)
	* EXCEPT____________________________	☐	☐	☐
000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
	ANYTOWN, MA 02030	999 999 999 999 99 ←

FUND NAME PRINTS HERE
TRUST NAME PRINTS HERE
		For	Against	Abstain
1.	To approve a new Management Agreement	☐	☐	☐
2.	To approve a new Sub-Advisory Agreement	☐	☐	☐
3.	To approve a new Sub-Advisory Agreement	☐	☐	☐
4.	Election of Trustees to the Board of Trustees of each Trust. (See Instructions and Nominee list	For All	Withhold Authority	For All Except
on consolidated ballot.)
	* EXCEPT____________________________	☐	☐	☐

NB - IND

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. ☒

INDIVIDUAL FORMS
NOTE: IF YOU HAVE USED THE CONSOLIDATED PROXY CARD, DO NOT VOTE THE INDIVIDUAL FORMS BELOW.

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
	ANYTOWN, MA 02030	999 999 999 999 99 ←

FUND NAME PRINTS HERE
TRUST NAME PRINTS HERE
		For	Against	Abstain
1.	To approve a new Management Agreement	☐	☐	☐
2.	To approve a new Sub-Advisory Agreement	☐	☐	☐
3.	To approve a new Sub-Advisory Agreement	☐	☐	☐
4.	Election of Trustees to the Board of Trustees of each Trust. (See Instructions and Nominee list	For All	Withhold Authority	For All Except
on consolidated ballot.)
	* EXCEPT____________________________	☐	☐	☐

The undersigned appoints as proxies Robert Conti, Owen F. McEntee, Jr. and Claudia A. Brandon, and each of them (with power of substitution), to vote all the undersigned’s shares in the Neuberger Berman Equity Funds, Lehman Brothers Income Funds, Lehman Brothers Institutional Liquidity Funds and Neuberger Berman Institutional Liquidity Series at the Special Meeting of Shareholders to be held on March 16, 2009, at 2:00 p.m. Eastern Time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments or postponements thereof (“Meeting”), with all the power the undersigned would have if personally present.

Receipt of the Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy card. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF NEUBERGER BERMAN EQUITY FUNDS, LEHMAN BROTHERS INCOME FUNDS, LEHMAN BROTHERS INSTITUTIONAL LIQUIDITY FUNDS AND NEUBERGER BERMAN INSTITUTIONAL LIQUIDITY SERIES.

The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS SPECIFIED. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Your vote is important no matter how many shares you own. Please sign and date this proxy and return it promptly in the enclosed envelope.

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
	ANYTOWN, MA 02030	999 999 999 999 99 ←

FUND NAME PRINTS HERE
TRUST NAME PRINTS HERE
		For	Against	Abstain
1.	To approve a new Management Agreement	☐	☐	☐
2.	To approve a new Sub-Advisory Agreement	☐	☐	☐
3.	To approve a new Sub-Advisory Agreement	☐	☐	☐
4.	Election of Trustees to the Board of Trustees of each Trust. (See Instructions and Nominee list	For All	Withhold Authority	For All Except
on consolidated ballot.)
	* EXCEPT____________________________	☐	☐	☐
000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
	ANYTOWN, MA 02030	999 999 999 999 99 ←

FUND NAME PRINTS HERE
TRUST NAME PRINTS HERE
		For	Against	Abstain
1.	To approve a new Management Agreement	☐	☐	☐
2.	To approve a new Sub-Advisory Agreement	☐	☐	☐
3.	To approve a new Sub-Advisory Agreement	☐	☐	☐
4.	Election of Trustees to the Board of Trustees of each Trust. (See Instructions and Nominee list	For All	Withhold Authority	For All Except
on consolidated ballot.)
	* EXCEPT____________________________	☐	☐	☐

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
	ANYTOWN, MA 02030	999 999 999 999 99 ←

FUND NAME PRINTS HERE
TRUST NAME PRINTS HERE
		For	Against	Abstain
1.	To approve a new Management Agreement	☐	☐	☐
2.	To approve a new Sub-Advisory Agreement	☐	☐	☐
3.	To approve a new Sub-Advisory Agreement	☐	☐	☐
4.	Election of Trustees to the Board of Trustees of each Trust. (See Instructions and Nominee list	For All	Withhold Authority	For All Except
on consolidated ballot.)
	* EXCEPT____________________________	☐	☐	☐
000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
	ANYTOWN, MA 02030	999 999 999 999 99 ←

FUND NAME PRINTS HERE
TRUST NAME PRINTS HERE
		For	Against	Abstain
1.	To approve a new Management Agreement	☐	☐	☐
2.	To approve a new Sub-Advisory Agreement	☐	☐	☐
3.	To approve a new Sub-Advisory Agreement	☐	☐	☐
4.	Election of Trustees to the Board of Trustees of each Trust. (See Instructions and Nominee list	For All	Withhold Authority	For All Except
on consolidated ballot.)
	* EXCEPT____________________________	☐	☐	☐

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
	ANYTOWN, MA 02030	999 999 999 999 99 ←

FUND NAME PRINTS HERE
TRUST NAME PRINTS HERE
		For	Against	Abstain
1.	To approve a new Management Agreement	☐	☐	☐
2.	To approve a new Sub-Advisory Agreement	☐	☐	☐
3.	To approve a new Sub-Advisory Agreement	☐	☐	☐
4.	Election of Trustees to the Board of Trustees of each Trust. (See Instructions and Nominee list	For All	Withhold Authority	For All Except
on consolidated ballot.)
	* EXCEPT____________________________	☐	☐	☐
000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
	ANYTOWN, MA 02030	999 999 999 999 99 ←

FUND NAME PRINTS HERE
TRUST NAME PRINTS HERE
		For	Against	Abstain
1.	To approve a new Management Agreement	☐	☐	☐
2.	To approve a new Sub-Advisory Agreement	☐	☐	☐
3.	To approve a new Sub-Advisory Agreement	☐	☐	☐
4.	Election of Trustees to the Board of Trustees of each Trust. (See Instructions and Nominee list	For All	Withhold Authority	For All Except
on consolidated ballot.)
	* EXCEPT____________________________	☐	☐	☐

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. ☒

INDIVIDUAL FORMS
NOTE: IF YOU HAVE USED THE CONSOLIDATED PROXY CARD, DO NOT VOTE THE INDIVIDUAL FORMS BELOW.

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
	ANYTOWN, MA 02030	999 999 999 999 99 ←

FUND NAME PRINTS HERE
TRUST NAME PRINTS HERE
		For	Against	Abstain
1.	To approve a new Management Agreement	☐	☐	☐
2.	To approve a new Sub-Advisory Agreement	☐	☐	☐
3.	To approve a new Sub-Advisory Agreement	☐	☐	☐
4.	Election of Trustees to the Board of Trustees of each Trust. (See Instructions and Nominee list	For All	Withhold Authority	For All Except
on consolidated ballot.)
	* EXCEPT____________________________	☐	☐	☐
000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
	ANYTOWN, MA 02030	999 999 999 999 99 ←

FUND NAME PRINTS HERE
TRUST NAME PRINTS HERE
		For	Against	Abstain
1.	To approve a new Management Agreement	☐	☐	☐
2.	To approve a new Sub-Advisory Agreement	☐	☐	☐
3.	To approve a new Sub-Advisory Agreement	☐	☐	☐
4.	Election of Trustees to the Board of Trustees of each Trust. (See Instructions and Nominee list	For All	Withhold Authority	For All Except
on consolidated ballot.)
	* EXCEPT____________________________	☐	☐	☐

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
	ANYTOWN, MA 02030	999 999 999 999 99 ←

FUND NAME PRINTS HERE
TRUST NAME PRINTS HERE
		For	Against	Abstain
1.	To approve a new Management Agreement	☐	☐	☐
2.	To approve a new Sub-Advisory Agreement	☐	☐	☐
3.	To approve a new Sub-Advisory Agreement	☐	☐	☐
4.	Election of Trustees to the Board of Trustees of each Trust. (See Instructions and Nominee list	For All	Withhold Authority	For All Except
on consolidated ballot.)
	* EXCEPT____________________________	☐	☐	☐
000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
	ANYTOWN, MA 02030	999 999 999 999 99 ←

FUND NAME PRINTS HERE
TRUST NAME PRINTS HERE
		For	Against	Abstain
1.	To approve a new Management Agreement	☐	☐	☐
2.	To approve a new Sub-Advisory Agreement	☐	☐	☐
3.	To approve a new Sub-Advisory Agreement	☐	☐	☐
4.	Election of Trustees to the Board of Trustees of each Trust. (See Instructions and Nominee list	For All	Withhold Authority	For All Except
on consolidated ballot.)
	* EXCEPT____________________________	☐	☐	☐

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
	ANYTOWN, MA 02030	999 999 999 999 99 ←

FUND NAME PRINTS HERE
TRUST NAME PRINTS HERE
		For	Against	Abstain
1.	To approve a new Management Agreement	☐	☐	☐
2.	To approve a new Sub-Advisory Agreement	☐	☐	☐
3.	To approve a new Sub-Advisory Agreement	☐	☐	☐
4.	Election of Trustees to the Board of Trustees of each Trust. (See Instructions and Nominee list	For All	Withhold Authority	For All Except
on consolidated ballot.)
	* EXCEPT____________________________	☐	☐	☐
000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
	ANYTOWN, MA 02030	999 999 999 999 99 ←

FUND NAME PRINTS HERE
TRUST NAME PRINTS HERE
		For	Against	Abstain
1.	To approve a new Management Agreement	☐	☐	☐
2.	To approve a new Sub-Advisory Agreement	☐	☐	☐
3.	To approve a new Sub-Advisory Agreement	☐	☐	☐
4.	Election of Trustees to the Board of Trustees of each Trust. (See Instructions and Nominee list	For All	Withhold Authority	For All Except
on consolidated ballot.)
	* EXCEPT____________________________	☐	☐	☐

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
	ANYTOWN, MA 02030	999 999 999 999 99 ←

FUND NAME PRINTS HERE
TRUST NAME PRINTS HERE
		For	Against	Abstain
1.	To approve a new Management Agreement	☐	☐	☐
2.	To approve a new Sub-Advisory Agreement	☐	☐	☐
3.	To approve a new Sub-Advisory Agreement	☐	☐	☐
4.	Election of Trustees to the Board of Trustees of each Trust. (See Instructions and Nominee list	For All	Withhold Authority	For All Except
on consolidated ballot.)
	* EXCEPT____________________________	☐	☐	☐
000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
	ANYTOWN, MA 02030	999 999 999 999 99 ←

FUND NAME PRINTS HERE
TRUST NAME PRINTS HERE
		For	Against	Abstain
1.	To approve a new Management Agreement	☐	☐	☐
2.	To approve a new Sub-Advisory Agreement	☐	☐	☐
3.	To approve a new Sub-Advisory Agreement	☐	☐	☐
4.	Election of Trustees to the Board of Trustees of each Trust. (See Instructions and Nominee list	For All	Withhold Authority	For All Except
on consolidated ballot.)
	* EXCEPT____________________________	☐	☐	☐